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                             Exhibit 10.9

                        SECOND AMENDMENT TO THE
                  1994 STOCK OPTION AND INCENTIVE PLAN
                         FOR KEY EMPLOYEES OF
                       REALTY INCOME CORPORATION,
                          AND RIC ADVISOR, INC
                          --------------------


     THIS SECOND AMENDMENT ("Amendment") TO THE 1994 STOCK OPTION AND INCENTIVE PLAN FOR KEY EMPLOYEES OF REALTY INCOME CORPORATION and RIC ADVISOR, INC. (the "Plan") is made as of December 16,1997, by Realty Income Corporation, a Maryland corporation (the "Company").

                          W I T N E S S E T H
                          - - - - - - - - - -

          WHEREAS, the Board of Directors approved the First Amendment to the Plan on June 12, 1997; and

          WHEREAS, the Board of Directors of the Company has determined that it is appropriate and in the best interests of the Company to further amend the Plan as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals, the Plan is hereby amended as set forth herein:

     1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Plan shall have the meanings given to such terms in the Plan.

     2. Section 10.1 of the Plan is hereby amended and restated in its entirety as follows:

     "10.1 Non-Transferability. No Option or Performance Award or Restricted Stock (each, an "Award") under this Plan may be sold, pledged, assigned or transferred in any manner other than by a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder ("QDRO") or by will or the laws of descent and distribution unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. In the case of Options granted to Independent Directors, however, an Optionee who is an Independent Director may transfer an Option to a Permitted Transferee (as defined below) to the extent permitted by any applicable law or regulations and subject to the following terms and conditions:

          (a) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by a QDRO or by will or the laws of descent and distribution.

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(b)  Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original holder (other than the ability to further transfer the Option).

          (c) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Board, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

          (d) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act of 1933, as amended, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

          As used in this Section 10.1, "Permitted Transferee" shall mean (i) one or more of the following family members of an Optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Optionee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Optionee, or (iii) any other transferee specifically approved by the Board after taking into account any state or federal tax or securities laws applicable to transferable Options.

          No Award or interest or right therein shall be liable for the debts, contracts or engagements of the holder thereof or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 10.1. Except as specifically provided in this Section 10.1, an Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative, and a Performance Award under this Plan shall be exercised during the Grantee's lifetime only by the Grantee or his guardian or legal representative."




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     3.  Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has caused this Amendment to be executed as of the date first above written.

                                 REALTY INCOME CORPORATION


                                 By:
                                 ----------------------------
                                 Name:  Michael R. Pfeiffer

                                 Title: Senior Vice President,
                                        General Counsel and
                                        Secretary



































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